UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

navigator® FUNDS

Navigator Equity Hedged Fund

ANNUAL REPORT

September 30, 2011

Share Class	Ticker	Cusip
A share	NAVAX	66537x803
I share	NAVIX	66537x878
C share	NAVCX	66537x886

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Equity Hedged Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Advised by:

Clark Capital Management Group

1-877-766-2264
www.navigatorfund.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA  —  Chief Investment Officer

Global Equity Markets proved to be a challenge to navigate in third quarter 2011.  As in the third quarter of 2008 there were very few places to hide with a 100% global equity approach. The Navigator Fund’s hedging strategy accomplished its primary goal by reducing the downside volatility and added significant alpha on the quarter.  The Navigator Equity Hedged Fund’s relative strength investment process, which drives security selection and portfolio construction, was hampered by choppy rotations and false trends in a broadly declining market.  As with all investment processes, there are environments when an investment philosophy will struggle and we have been in one of those periods for the trialing three quarters.  Once again, our approach to volatility as an asset class helped to defuse correlation and reduced risk during times of financial stress similar to that in calendar years 2007 and 2008 and the first quarter of 2009.  As we enter fourth quarter 2011, markets are rallying with hopes of global stability, as European governments (mainly Germany and France) appear to finally be agreeing on backstop plans for the European Union.  One of the Fund’s competitive advantages is its approach to managing market volatility and “owning it” through S&P 500 puts.  The Fund managers noted that the CBOE Volatility Index (VIX) or implied volatility of the S&P 500 was trading at very attractive levels entering the quarter.  History shows that these periods are good predictors of an encroaching volatility event.

Investors witnessed a big leap in volatility during the quarter, 30% of the trading days resulted in the market trading up or down more than 2%.  This compares to just 4% of the trading days in the 12-months ending 6/30/2011.  There were 12 down days in excess of 2% and 8 positive days in excess of 2%.  This concentration of volatility was an anomaly that hampered the Fund’s relative strength models.  Countries and regions that demonstrated the characteristics of a quality relative strength trade would quickly evaporate on changes in European headlines.  Spastic trading didn’t allow our investment process to sort out the winners from the losers with conviction.  Historically these choppy market environments do not last long and we expect a trend to develop.  However, the power of owning volatility and its impact as a negatively correlated asset class was enough to offset underperformance in equities and post a nice win for the quarter.

Q3 Portfolio Analysis & Performance

The Navigator Equity Hedged Fund institutional shares (NAVIX) lost 11.77% during the third quarter.  The MSCI World Index lost 16.61% for the quarter.  The Fund outperformed its benchmark MSCI World Index by 484 basis points.  Inception to date, through 9/30/2011 the Fund is lagging the MSCI World by 192 basis points.  A good portion of the small lag is attributable to our international allocation.

Volatility

(S&P 500 Puts/Sentry)

For the quarter, the hedge allocation reduced volatility and added alpha, emerging as the primary contributor to performance. The contribution of the hedged strategy was about 4.85%.  Entering the quarter the Implied Volatility Index (VIX) approached yearly lows in the 15 to 17 range.  We accurately stated these periods offer investors nice entry points to effectively own volatility and assist with correlation spikes across portfolio holdings.  At June 30, 2011, the trailing four quarters had seen this allocation struggle as the VIX was persistently declining.  A general lack of volatility had been a headwind for the portfolio until August and September’s free fall reminded investors how quickly the markets will discount a lack of clarity, sweeping in an instant change of perceived equity risk.

U.S. Market Cap and Style

The U.S. Style allocation sleeve detracted from performance within the Fund for the quarter.  A consistent commitment to the S&P 500 and S&P 100 were not enough to offset our exposure to the mid- and small-cap styles.  The portfolio tilt toward growth vs. value was the accurate overlay for the quarter.  Our process had us investing in larger capitalization issues by late August.  Entering the fourth quarter, the style exposure is 70% large- and 30% mid-cap, still tilting toward growth.

U.S. Sector

Our Sector allocation slightly underperformed the S&P 500, detracting from alpha for the quarter.  Our process led us to be consistently weighted in Technology, followed by Healthcare and Consumer Staples.  Sub industry allocations consisted of Food & Beverage, Leisure & Entertainment.  Similar to the international markets, S&P sector movement proved challenging without sustained trends.

International County, Region, Developed, Emerging & Frontier

The bear market decline across most international regions and countries proved to be the largest detractor to performance for the quarter and year to date.  The quarter began with the usual on again/off again risk trade centered on Greece, however the lack of clarity on European bank exposure to toxic debt became the main focus within Europe, coupled with the fear of another recession.  This lack in confidence in the economy and lack of political leadership propelled a significant correction and in many countries resulted in a bear market (greater than 20% decline) for the third quarter of 2011.

Outlook

Entering the fourth quarter, solution to the problem is being engineered by France and Germany with a sense of urgency.  If the European Union participants can agree on new debt terms, it would be a welcome relief to global markets.  The strength of U.S. corporate balance sheets appears to be the lone star in a cloudy sky.  A deep look into the consumer shows continued signs of stress, hampered by both unemployment and underemployment.  The U.S. housing woes continue with excess inventories and foreclosures remaining the dominant themes against a broad backdrop of stagnant to falling home values.  The yardstick that economists reference is consumer spending which makes up two thirds of GDP.  Additional supporting factors for a robust economy are a healthy environment for the small- to medium-sized business and the positive trends for the construction industry (residential & industrial).  It’s hard to make a case for anything more than stagnant growth for GDP in the short term. Therefore, the third quarter earnings reports from U.S. companies will be in sharp focus.  Analysts will be searching for any sign of improvement for the beleaguered economy as it heads into the all-important holiday retail shopping season.

Regards,

K. Sean Clark, CFA

CIO & Lead Portfolio Manager

Alpha-Is a measure of value added by the portfolio manager.

-Volatility-A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

-Correlation-Measures how closely the investment tracks the market (the "market" can be defined as an index).

-Put Option-An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares.

-S&P 100- sub-set of the S&P 500®, measures the performance of 100 blue chip companies across multiple industry groups.  The primary criterion for index inclusion is the availability of individual stock options for each constituent.

-S&P 500- is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

-CBOE Volatility index (VIX)- shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge".

-MSCI World Index-a stock market index of over 1600 ‘world stocks’.  It is maintained by MSCI Inc., and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

2476-NLD-11/16/2011

Navigator Equity Hedged Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through September 30, 2011*

Annualized Total Returns as of September 30, 2011
Since Inception*
Navigator Equity Hedged Fund:
Class A Class A with load	(14.00)% (18.71)%
Class C Class I	(14.50)% (13.80)%
MSCI World Index	(11.88)%

________________

 *Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION*

Exchange Traded Funds	84.3%
Purchased Put Options	6.8%
Short-Term Investments	8.9%
100.0%

                                                                                                                                                                                                                                         *Based on Portfolio Market Value as of September 30, 2011.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
September 30, 2011
	Shares	Value
EXCHANGE TRADED FUNDS - 86.0%
COUNTRY FUNDS - 9.9%
iShares MSCI Australia Index Fund	35,211	$ 706,333
iShares MSCI Canada Index Fund	42,270	1,077,463
iShares MSCI Japan Index Fund	75,857	717,607
iShares MSCI Mexico Investable Market Index Fund	21,446	1,049,996
iShares MSCI United Kingdom Index Fund	47,780	705,711
		4,257,110
FOOD & BEVERAGE - 2.1%
Powershares Dynamic Food & Beverage Portfolio	49,134	880,973

GEO FOCUS-EQUITY - 13.9%
Global X FTSE Colombia 20 ETF	55,982	1,004,317
iShares MSCI Hong Kong Index Fund	77,413	1,110,102
iShares MSCI New Zealand Investable Market Index Fund	49,658	1,439,089
iShares MSCI South Africa Index Fund	18,397	1,040,166
iShares MSCI Taiwan Index Fund	59,657	704,549
iShares MSCI Turkey Index Fund	13,519	643,234
		5,941,457
HEALTH & BIOTECHNOLOGY - 3.3%
Health Care Select Sector SPDR Fund	17,559	556,971
iShares Nasdaq Biotechnology Index Fund *	9,052	845,004
		1,401,975
LARGE-CAP GROWTH FUNDS - 31.8%
iShares S&P 100 Index Fund	49,865	2,564,557
iShares S&P 500 Growth Index Fund	122,732	7,516,108
Powershares QQQ Trust Series 1	26,152	1,373,503
SPDR S&P 500 ETF Trust	18,864	2,134,839
		13,589,007
MID-CAP GROWTH FUNDS - 13.0%
iShares Russell Midcap Growth Index Fund	90,688	4,501,752
iShares Russell Midcap Index Fund	12,089	1,066,854
		5,568,606
PRECIOUS METALS - 1.0%
Market Vectors Gold Miners ETF	7,707	425,349

SECTOR FUNDS - 11.0%
Consumer Discretionary Select Sector SPDR Fund	39,439	1,377,210
Consumer Staples Select Sector SPDR Fund	7,876	233,917
iShares Dow Jones US Aerospace & Defense Index Fund	6,765	368,693
iShares PHLX SOX Semiconductor Sector Index Fund	9,890	454,446
SPDR S&P Retail ETF	16,002	739,612
Technology Select Sector SPDR Fund	46,631	1,099,093
Utilities Select Sector SPDR Fund	12,494	420,298
		4,693,269

TOTAL EXCHANGE TRADED FUNDS (Cost - $40,409,057)		36,757,746

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2011
		Value
PURCHASED PUT OPTIONS - 6.9% **	Contracts
S&P 500 Index Expiration March 2012, Exercise Price $1,025 *	9	$ 61,110
S&P 500 Index Expiration March 2012, Exercise Price $1,050 *	32	242,240
S&P 500 Index Expiration March 2012, Exercise Price $1,075 *	295	2,486,850
S&P 500 Index Expiration March 2012, Exercise Price $1,100 *	18	168,480
(Cost - $2,319,466)		2,958,680

SHORT-TERM INVESTMENTS - 9.1%	Shares
Highmark Diversified Money Market Fund - 0.02%+	3,890,611	3,890,611
(Cost - $3,890,611)

TOTAL INVESTMENTS - 102.0% (Cost - $46,619,134) (a)		$ 43,607,037
OTHER LIABILITIES LESS ASSETS - (2.0) %		(842,843)
NET ASSETS - 100.0%		$ 42,764,194

*Non-income producing
** Each option contract allows the holder of the option to purchase 100 shares of the underlying security.
+ Money market fund; interest rate reflects seven-day effective yield on September 30, 2011.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $47,424,979 and differs from market value by net unrealized appreciation (depreciation)
of securities as follows:
Unrealized appreciation:		$ 5,426
Unrealized depreciation:		(3,823,368)
Net unrealized depreciation:		$ (3,817,942)

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments in Securities at Value (identified cost $46,619,134)	$ 43,607,037
Receivable for Fund Shares Sold	189,668
Dividends and Interest Receivable	2,679
Prepaid Expenses and Other Assets	37,811
Total Assets	43,837,195

Liabilities:
Payable for Securities Purchased	1,020,540
Accrued Advisory Fees	10,654
Accrued Distribution Fees	3,788
Payable to Other Affiliates	8,608
Accrued Expenses and Other Liabilities	29,411
Total Liabilities	1,073,001

Net Assets	$ 42,764,194

Composition of Net Assets:
At September 30, 2011, Net Assets consisted of:
Paid-in-Capital	$ 47,755,989
Accumulated Net Investment Income	34,224
Accumulated Net Realized Loss From Security Transactions	(2,013,922)
Net Unrealized Depreciation on Investments	(3,012,097)
Net Assets	$ 42,764,194

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 533,195 shares outstanding)	$ 4,587,086
Net Asset Value ($4,587,086/533,195 shares outstanding)	$ 8.60
Maximum Offering Price (100/94.5 of net assets)	$ 9.10

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 393,591 shares outstanding)	$ 3,366,935
Net Asset Value ($3,366,935/393,591 shares outstanding)	$ 8.55

Class I Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 4,036,333 shares outstanding)	$ 34,810,173
Net Asset Value ($34,810,173/4,036,333 shares outstanding)	$ 8.62

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENT OF OPERATIONS
For the Period December 28, 2010* Through September 30, 2011

Investment Income:
Dividend Income	$ 182,942
Interest Income	317
Total Investment Income	183,259

Expenses:
Investment Advisory Fees	91,126
Registration & Filing Fees	51,040
Transfer Agent Fees	45,268
Administration Fees	32,998
Distribution Fees:
Class C	12,651
Class A	4,175
Audit Fees	15,111
Chief Compliance Officer Fees	13,195
Printing Expense	12,611
Legal Fees	5,911
Custody Fees	4,977
Trustees' Fees	3,788
Shareholder Servicing Fee	2,126
Insurance Expense	1,532
Miscellaneous Expenses	2,431
Total Expenses	298,940
Less: Fees Reimbursed by Adviser	(148,425)
Net Expenses	150,515
Net Investment Income	32,744

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(3,644,416)
Options Purchased	1,383,005
Options Written	247,489
(2,013,922)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,651,311)
Options Purchased	639,214
(3,012,097)

Net Realized and Unrealized Loss on Investments	(5,026,019)

Net Decrease in Net Assets Resulting From Operations	$ (4,993,275)
____
*Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
September 30, 2011*

Operations:
Net Investment Income	$ 32,744
Net Realized Loss on Investments, Options Purchased and Options Written	(2,013,922)
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Options Purchased	(3,012,097)
Net Decrease in Net Assets
Resulting From Operations	(4,993,275)

Beneficial Interest Transactions:
Proceeds from shares sold
Class A	5,285,398
Class C	3,893,597
Class I	40,180,538
Cost of Shares Redeemed
Class A	(104,266)
Class C	(89,442)
Class I	(1,408,356)
Net increase in net assets resulting from shares of beneficial interest	47,757,469

Increase in Net Assets	42,764,194

Net Assets:
Beginning of Period	-
End of Period (including accumulated net investment
income of $34,224)	$ 42,764,194

SHARE ACTIVITY
Class A
Shares Sold	544,211
Shares Redeemed	(11,016)
Net increase in shares of beneficial interest outstanding	533,195

Class C
Shares Sold	403,256
Shares Redeemed	(9,665)
Net increase in shares of beneficial interest outstanding	393,591

Class I
Shares Sold	4,189,951
Shares Redeemed	(153,618)
Net increase in shares of beneficial interest outstanding	4,036,333
____
*Since December 28, 2010 (Commencement of Operations)

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Class A		Class C		Class I
	For the Period		For the Period		For the Period
	Ended		Ended		Ended
	September 30, 2011 (1)		September 30, 2011 (1)		September 30, 2011 (1)

Net Asset Value, Beginning of Period	$ 10.00		$ 10.00		$ 10.00
From Operations:
Net investment loss (a)	0.01		(0.04)		0.03
Net loss from securities
(both realized and unrealized)	(1.41)		(1.41)		(1.41)
Total from operations	(1.40)		(1.45)		(1.38)

Net Asset Value, End of Period	$ 8.60		$ 8.55		$ 8.62

Total Return (b)	(14.00)%	(d)	(14.50)%	(d)	(13.80)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,587		$ 3,367		$ 34,810
Ratio of expenses to average net assets,
before reimbursement (e)	4.99%	(c)	3.46%	(c)	1.85%	(c)
net of reimbursement (e)	1.35%	(c)	2.10%	(c)	1.10%	(c)
Ratio of net investment income (loss) to average net assets (e)	0.20%	(c)	(0.55)%	(c)	0.39%	(c)
Portfolio turnover rate	380%	(d)	380%	(d)	380%	(d)

__________
(1) The Navigator Equity Hedged Fund commenced operations on December 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1.

ORGANIZATION

Navigator Equity Hedged Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.  The Fund offers three classes of shares designated as Class A, Class C and Class I.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The primary investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on December 28, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 36,757,746	$ -	$ -	$ 36,757,746
Purchased Put Options	2,958,680	-	-	$ 2,958,680
Short-Term Investments	3,890,611	-	-	$ 3,890,611
Total	$ 43,607,037	$ -	$ -	$ 43,607,037

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers in to or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to record transfers into or out of  Level 1 and Level 2 at the end of the reporting period.

Refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The amount of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serves as indicators of the volume of derivative activity for the Fund.  For the period ending September 30, 2011, the amount of unrealized appreciation and realized gain/loss on option contracts subject to equity price risk amounted to $639,214 and $1,630,494, respectively.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Clark Capital Management Group, Inc. serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, the Advisor under the oversight of the Board, directs the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the period ended September 30, 2011, the Advisor earned advisory fees of $91,126.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2012, so that the total annual operating expenses of the Fund do not exceed 1.35% for Class A, 2.10% for Class C and 1.10% for Class I shares average daily net assets.  Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  During the period ended September 30, 2011, the Advisor reimbursed fees of $148,425 which can be recouped no later than 9/30/14.

The Fund has entered into separate servicing agreements with Gemini Fund Services (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  7 basis points or 0.07% per annum on the first $100 million in net assets

  5 basis points or 0.05% per annum on net assets up of $100 million to $500 million

  3 basis points or 0.03% per annum on net assets up of $500 million to $1 billion

  2 basis points or 0.02% per annum on net assets greater than $1 billion

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended September 30, 2011, the Fund incurred expenses of $13,195 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended September 30, 2011, GemCom received $2,526 for providing such services.  Such fees are included in the line item marked “Printing Expense” on the Statement of Operations in this shareholder report.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the period ended September 30, 2011, the Fund incurred distribution fees of $4,175 and $12,651 for Class A shares and Class C shares, respectively.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Trustees – Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund also pays the chairperson of the Audit Committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2011, amounted to $99,958,915 and $55,905,442, respectively.

5.           OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the period ended September 30, 2011, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	-	$ -
Options written	294	751,763
Options closed	(294)	(751,763)
Options outstanding, end of period	-	$ -

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 34,224	$ -	$ (1,208,077)	$ -	$ (3,817,942)	$ (4,991,795)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open Section 1256 contracts.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to non-deductible expenses.

At September 30, 2011, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains:

Short-Term	Long-Term	Total
$ 1,208,077	$ -	$ 1,208,077

Permanent book and tax differences primarily attributable to non-deductible expenses, resulted in reclassification for the Fund for the period ended September 30, 2011 as follows:

Paid in	Accumulated Net
Capital	Investment Income
$ (1,480)	$ 1,480

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

7.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Navigator Equity Hedged Fund

We have audited the accompanying statement of assets and liabilities of Navigator Equity Hedged Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period December 28, 2010 (commencement of operations) through September 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navigator Equity Hedged Fund as of September 30, 2011, and the results of its operations, the changes in its net assets, and its financial highlights for the period December 28, 2010 through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

                                                           BBD, LLP

Philadelphia, Pennsylvania

November 29, 2011

Navigator Equity Hedged Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	79

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	79	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-238-2406.

Navigator Equity Hedged Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/11)	Ending Account Value (9/30/11)	Expense Ratio	Expenses Paid During the Period* (4/1/11 to 9/30/11)
Actual
Class A	$1,000.00	$ 860.00	1.35%	$ 6.29
Class C	$1,000.00	$ 855.90	2.10%	$ 9.77
Class I	$1,000.00	$ 860.30	1.10%	$ 5.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$ 6.83
Class C	$1,000.00	$1,014.54	2.10%	$10.61
Class I	$1,000.00	$1,019.55	1.10%	$ 5.57

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 365 (to reflect the number of days in the period ended September 30, 2011).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular meeting held on September 22, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“CCMG” or the “Adviser”) and the Trust, on behalf of Navigator Equity Hedged Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of CCMG’s operations, the quality of CCMG’s compliance infrastructure and the experience of its fund management personnel.  The Board reviewed the capitalization of CCMG based on financial statements provided by CCMG in the Board materials and concluded that CCMG was sufficiently well capitalized (or has other financial resources) to meet its obligations to the Trust.  The Trustees concluded that CCMG has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CCMG has not yet began advising the Fund, the Trustees could not consider the investment performance.  However, the Board, including the Independent Trustees, considered the past performance of CCMG with its existing accounts. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that CCMG would charge a 0.75% annual advisory fee based on the average net assets of the Fund. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by CCMG in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by CCMG from other activities related to the Fund. The Trustees concluded that because of the Fund’s expected asset level, the Board was satisfied that CCMG’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Union Bank, National Association

350 California Street, 6th Floor

San Francisco, California 94104

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-766-2264

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 13,000

(b)

Audit-Related Fees

2011 - None

(c)

Tax Fees

2011 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/11